ALLONGE TO COLLATERAL MORTGAGE NOTE

THIS ALLONGE TO COLLATERAL MORTGAGE NOTE, dated June 22, 2012, is executed by BLACKWATER NEW ORLEANS, L.L.C. ("Maker") and JPMORGAN CHASE BANK, N.A. ("Holder"), as follows:

A. Maker has executed a Collateral Mortgage Note, dated December 23, 2008, in the principal amount of $7,000,000 (the "Collateral Note"). Holder is the last and current holder of the Collateral Note.

B. Maker and Holder wish to increase the principal amount of the Collateral Note from $7,000,000 to $20,000,000.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings, Maker and Holder hereby amend the Collateral Note to increase the principal amount thereof from $7,000,000 to $20,000,000.

Except as specifically amended hereby, all of the terms and conditions of the Collateral Note remain in full force and effect.

BLACKWATER NEW ORLEANS, L.L.C.

By: Blackwater Midstream Corp., Manager

By: ______________________

Name: Dale Chatagnier

Title: Secretary

JPMORGAN CHASE BANK, N.A.

By: ______________________

Name: William C Richard

Title: Officer

INSCRIPTION TO BE PLACED ON NOTE

"NE VARIETUR"

For identification with an act of First Amendment to Collateral Mortgage, Assignment of Leases and Rents and Security Agreement passed before me, Notary, this 22nd day of June, 2012.

NOTARY PUBLIC

PD.6476861.1